John Hancock Funds III (“JHF III” or the “Trust”)

John Hancock Disciplined Value Fund (the “Fund”)

Supplement dated May 8, 2009 to the current Statement of Additional Information (“SAI”)

On May 5, 2009, at a special meeting, the shareholders of the Fund approved proposals to: (1) revise or eliminate various fundamental investment restrictions applicable to the Fund; and (2) amend the Fund’s advisory agreement with John Hancock Investment Management Services, LLC (“JHIMS” or the “Adviser”). At a special joint meeting of all of the Trust’s series on April 16, 2009, the Trust’s shareholders approved proposals to: (1) elect the Trust’s Trustees; and (2) revise the Trust’s Declaration of Trust to permit mergers of affiliated funds without a shareholder vote in certain circumstances.

The following sections amend, and in certain cases supersede, the corresponding disclosure sections in the SAI.

INVESTMENT RESTRICTIONS

The following replaces the disclosure concerning the Fund’s fundamental restrictions in its entirety.

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund’s outstanding voting securities which, as used in the Prospectus and the SAI, means the approval by the lesser of: (1) the holders of 67% or more of the Fund’s shares represented at a meeting if more than 50% of the Fund’s outstanding shares are present in person or by proxy at that meeting; or (2) more than 50% of the Fund’s outstanding shares.

(1)	The Fund may not borrow money except under the following circumstances: (i) the Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) the Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (iii) the Fund may enter into transactions that are technically borrowings under the Investment Company Act of 1940, as amended (the “1940 Act”), because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that the Fund’s custodian earmarks and maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions.

Under current pronouncements of the staff of the Securities and Exchange Commission (the “SEC”), the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund’s custodian earmarks and maintains liquid assets, such as cash, U.S. government securities or other appropriate assets equal in value to its obligations in respect of these transactions.

(2)	The Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(3)	The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

(4)	The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(5)	The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(6)	The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and the portfolio may purchase and sell futures contracts on foreign currencies and options on such futures contracts. The Fund may also without limitation purchase and sell futures contracts, options on futures contracts, and options linked to commodities of all types, including physical commodities, and may enter into swap contracts and any other commodity-linked derivative instruments including those linked to physical commodities. Additionally, the Fund may indirectly invest in commodities, including physical commodities, by investing in other investment companies and/or other investment vehicles that invest entirely or substantially in commodities and/or commodity-linked investments.

(7)	The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8)	The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

THOSE RESPONSIBLE FOR MANAGEMENT

The following replaces the disclosure in this section relating to the Board of Trustees (the “Board”).

The business of JHF III, an open-end management investment company, is managed by the Board, including certain Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust (the “Independent Trustees”). The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Board. Several of the officers and Trustees of the Trust are also officers or directors of the Adviser, or officers or directors of the principal distributor to the Fund, John Hancock Funds, LLC (the “Distributor”). Each Trustee serves in a similar capacity for other John Hancock funds. The address of each Trustee and officer is 601 Congress Street, Boston, Massachusetts 02210. Each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Each current Trustee was most recently elected to the Board by the Trust’s shareholders on April 16, 2009.

Interested Trustees
			Number of
			Funds in John
			Hancock Fund
			Complex
Name	Position with	Principal Occupation(s) and Other Directorships During	Overseen by
(Birth Year)	the Trust	the Past 5 Years	Trustee
James R.	Trustee (since	Executive Vice President, MFC (since 1999); Director and	268
Boyle(1)	2006)	President, John Hancock Variable Life Insurance Company
(1959)		(since 2007); Director and Executive Vice President, John
		Hancock Life Insurance Company (“JHLICO”) (since 2004);
		Chairman and Director, John Hancock Advisers, LLC
		(“JHA”), The Berkeley Financial Group, LLC (“The Berkeley
		Group”) (holding company) and the Distributor (since 2005);
		Chairman and Director, JHIMS (since 2006); Senior Vice
		President, The Manufacturers Life Insurance Company
		(U.S.A) (until 2004).(2)

John G.	Trustee (since	Senior Vice President, MFC (since 2006); Director, Executive	50
Vrysen(1)	2009)	Vice President and Chief Operating Officer, the Adviser, The
(1955)	Chief	Berkeley Group, JHA, and John Hancock Funds, LLC (since
	Operating	2007); Chief Operating Officer, John Hancock Funds
	Officer	(“JHF”), JHF II, the Trust and JHT (since 2007), Director,
	(since 2006)	John Hancock Signature Services, Inc. (“Signature Services”)
		(since 2005); Chief Financial Officer, the Adviser, The
		Berkeley Group, MFC Global Investment Management
		(U.S.), JHA, the Distributor, JHF, JHF II, JHF III and JHT
		(2005-2007); Vice President, MFC (until 2006).

(1)	The Trustee is an Interested Trustee due to his position with the Adviser and certain of its affiliates.

(2)	Prior to January 1, 2005, John Hancock Life Insurance Company (U.S.A.) (“JHLICO (U.S.A.)”) was named The Manufacturers Life Insurance Company (U.S.A.).

Independent Trustees
Number of
Funds in John
Hancock Fund
	Position(s)		Complex
Name	with the	Principal Occupation(s) and Other Directorships During	Overseen by
(Birth Year)	Trust	the Past 5 Years	Trustee
James F.	Trustee	Director and Treasurer, Alpha Analytical Laboratories	50
Carlin	(since 2006)	(chemical analysis) (since 1985); Part Owner and Treasurer,
(1940)		Lawrence Carlin Insurance Agency, Inc. (since 1995); Part
Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (until 2005); Chairman and CEO, Carlin
Consolidated, Inc. (management/investments) (since 1987);
Trustee, Massachusetts Health and Education Tax Exempt
Trust (1993-2003).
William H.	Trustee	Professor, University of Texas, Austin, Texas (since 1971);	50
Cunningham	(since 2006)	former Chancellor, University of Texas System and former
(1944)		President of the University of Texas, Austin, Texas; Chairman
and CEO, IBT Technologies (until 2001); Director of the
following: Hicks Acquisition Company 1, Inc. (since 2007);
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise
Television Corp. (until 2001), Symtx, Inc. (electronic
manufacturing) (since 2001), Adorno/Rogers Technology, Inc.
(until 2004), Pinnacle Foods Corporation (until 2003),
rateGenius (until 2003), Lincoln National Corporation
(insurance) (since 2006), Jefferson-Pilot Corporation
(diversified life insurance company) (until 2006), New Century
Equity Holdings (formerly Billing Concepts) (until 2001),
eCertain (until 2001), ClassMap.com (until 2001), Agile
Ventures (until 2001), AskRed.com (until 2001), Southwest
Airlines (since 2000), Introgen (manufacturer of
biopharmaceuticals) (since 2000) and Viasystems Group, Inc.
(electronic manufacturer) (until 2003); Advisory Director,
Interactive Bridge, Inc. (college fundraising) (until 2001);
Advisory Director, Q Investments (until 2003); Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce
Bank – Austin), LIN Television (until 2008), WilTel
Communications (until 2003) and Hayes Lemmerz

Independent Trustees
Number of
Funds in John
Hancock Fund
	Position(s)		Complex
Name	with the	Principal Occupation(s) and Other Directorships During	Overseen by
(Birth Year)	Trust	the Past 5 Years	Trustee
International, Inc. (diversified automotive parts supply
company) (since 2003).
Deborah	Trustee	Chief Executive Officer, American Red Cross of Massachusetts	50
Jackson	(since 2008)	Bay (since 2002); Board of Directors of Eastern Bank
(1952)		Corporation (since 2001); Board of Directors of Eastern Bank
Charitable Foundation (since 2001); Board of Directors of
American Student Association Corp. (since 1996); Board of
Directors of Boston Stock Exchange (2002-2008); Board of
Directors of Harvard Pilgrim Healthcare (since 2007).
Charles L.	Trustee	Chairman and Trustee, Dunwoody Village, Inc. (retirement	50
Ladner	(since 2006)	services) (since 2008); Senior Vice President and Chief
(1938)		Financial Officer, UGI Corporation (public utility holding
company) (retired 1998); Vice President and Director for
AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners,
L.P.(gas distribution) (until 1997); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (until
2005).
Stanley	Trustee	Senior Vice President/Audit Executive, Federal Home Loan	50
Martin	(since 2008)	Mortgage Corporation (2004-2006); Executive Vice
(1947)		President/Consultant, HSBC Bank USA (2000-2003); Chief
Financial Officer/Executive Vice President, Republic New
York Corporation & Republic National Bank of New York
(1998-2000); Partner, KPMG LLP (1971-1998).
Patti McGill	Trustee	Principal, PMP Globalinc (consulting) (since 2007); Senior	50
Peterson	(since 2006)	Associate, Institute for Higher Education Policy (since 2007);
(1943)	Chairperson	Executive Director, CIES (international education agency)
	(since 2008)	(until 2007); Vice President, Institute of International Education
(until 2007); Senior Fellow, Cornell University Institute of
Public Affairs, Cornell University (1997-1998); Former
President Wells College, St. Lawrence University and the
Association of Colleges and Universities of the State of New
York. Director of the following: Niagara Mohawk Power
Corporation (until 2003); Security Mutual Life (insurance)
(until 1997); ONBANK (until 1993). Trustee of the following:
Board of Visitors, The University of Wisconsin, Madison (since
2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships
(until 2005); Roth Endowment (since 2002); Council for
International Educational Exchange (since 2003).
John A.	Trustee	President and Chief Executive Officer, Institute for Evaluating	50
Moore	(since 2006)	Health Risks, (nonprofit institution) (until 2001); Senior
(1939)		Scientist, Sciences International (health research) (until 2003);
Former Assistant Administrator & Deputy Administrator,

Independent Trustees
Number of
Funds in John
Hancock Fund
	Position(s)		Complex
Name	with the	Principal Occupation(s) and Other Directorships During	Overseen by
(Birth Year)	Trust	the Past 5 Years	Trustee
Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health
Science Research (nonprofit research) (until 2007).
Steven R.	Trustee	Chairman and Chief Executive Officer, Greenscapes of	50
Pruchansky	(since 2006)	Southwest Florida, Inc. (since 2000); Director and President,
(1944)	Vice	Greenscapes of Southwest Florida, Inc. (until 2000); Member,
	Chairman	Board of Advisors, First American Bank (since 2008);
	(since 2008)	Managing Director, Jon James, LLC (real estate) (since 2000);
Director, First Signature Bank & Trust Company (until 1991);
Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).
Gregory A.	Trustee	Vice Chairman, Risk & Regulatory Matters, KPMG, LLC	50
Russo	(since 2008)	(“KPMG”) (2002-2006); Vice Chairman, Industrial Markets,
(1949)		KPMG (1998-2002).

Correspondence intended for any of the Trustees may be sent to the attention of the individual Trustee or to the Board at 601 Congress Street, Boston, Massachusetts 02210. All communications addressed to the Board or individual Trustee will be logged and sent to the Board or individual Trustee.

Duties of Trustees; Board Meetings and Board Committees

The Trust is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisers. The Trustees may appoint officers who assist in managing its day-to-day affairs. The Board met eight times during the year ended September 30, 2008.

As of January 2009, the Board had six standing committees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; Investment Performance Committee A; Investment Performance Committee B; and the Contracts/Operations Committee.

The current membership of each committee is set forth below. As Chairperson of the Board, Ms. McGill Peterson is considered an ex officio member of each committee and, therefore, is able to attend and participate in any committee meeting, as appropriate.

Nominating,
		Governance and	Investment	Investment
Audit	Compliance	Administration	Performance A	Performance B	Contracts/Operations
Mr. Cunningham	Mr. Carlin	All Independent	Ms. Jackson	Mr. Carlin	Mr. Ladner
Ms. Jackson	Mr. Russo	Trustees	Mr. Ladner	Mr. Cunningham	Dr. Moore
Mr. Martin			Mr. Martin	Dr. Moore	Mr. Pruchansky
			Mr. Pruchansky	Mr. Russo

Prior to January 2009, the Board had four standing committees: the Audit and Compliance Committee; the Governance Committee; the Investment Performance Committee; and the Contracts/Operations Committee. During

the year ended September 30, 2008, the Governance Committee held three meetings and each of these other Committees met four times.

Audit Committee. All of the members of this Committee are independent, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Committee. This Committee recommends to the full Board independent registered public accounting firms for a Fund, oversees the work of the independent registered public accounting firm in connection with the Fund’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time.

Compliance Committee. The primary role of this Committee is to oversee the activities of the Trust’s Chief Compliance Officer; the implementation and enforcement of the Trust’s compliance policies and procedures; and compliance with the Trust’s and the Independent Trustees’ Codes of Ethics.

Nominating, Governance and Administration Committee. This Committee is comprised of all of the Independent Trustees. This Committee reviews the activities of the other standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Interested Trustees and the officers of the Trust are nominated and selected by the Board.

In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, this Committee will generally apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgments; (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. This Committee does not necessarily place the same emphasis on each criterion and each nominee may not have each of these qualities.

It is the intent of this Committee that at least one Independent Trustee be an “audit committee financial expert” as defined by the SEC.

As long as an existing Independent Trustee continues, in the opinion of this Committee, to satisfy these criteria, the Trust anticipates that the Committee would favor the renomination of an existing Independent Trustee rather than a new candidate. Consequently, while this Committee will consider nominees recommended by shareholders to serve as Independent Trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board or a committee determines that the selection of a new or additional Independent Trustee is in the best interests of a Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, this Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of this Committee. This Committee may retain a consultant to assist it in a search for a qualified candidate, and did so in 2008. The Committee has adopted Procedures for the Selection of Independent Trustees.

Any shareholder recommendation for Independent Trustee must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by this Committee. In evaluating a nominee recommended by a shareholder, this Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of nominees, the candidate’s name will be placed on the Trust’s proxy card. If this Committee or the Board determines not to include such candidate among the Board’s designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Trust’s proxy statement.

Shareholders may communicate with the Trustees as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Trust at the following address: 601 Congress Street, Boston, Massachusetts 02210-2805. The Secretary may determine not to forward any letter to Trustees that does not relate to the business of the Fund.

Investment Performance Committees A and B. Each such Committee monitors and analyzes the performance of the Fund generally, consults with the Adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary.

Contracts/Operations Committee. This Committee oversees the initiation, operation, and renewal of the various contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers.

Compensation of Trustees and Officers for year ended December 31, 2008

The following table provides information regarding the compensation paid by JHF III and the other investment companies in the John Hancock Fund Complex to the Independent Trustees of JHF III for their services. Each Trustee is paid a $7,500 quarterly retainer, plus $4,000 for attendance at each quarterly meeting. Each Trustee is reimbursed for travel and other out of pocket expenses incurred in attending meetings. The Board Chairperson receives a $10,000 annual retainer. JHF III does not pay any remuneration to any Trustee who is an officer or employee of the Adviser or its affiliates. Of the Trust’s officers, the President is furnished to JHF III pursuant to the Advisory Agreement described below and receives no compensation from JHF III. The other named officers receive no compensation from JHF III, and are compensated by the Adviser and/or affiliates for their services. The officers of JHF III may spend only a portion of their time on the affairs of JHF III.

Independent Trustee	Trust	John Hancock Fund Complex
Carlin	$21,460	$268,834
Cunningham	$12,005	$160,500
Jackson	$4,565	$42,750
Ladner	$12,005	$165,500
Martin	$6,668	$59,960
McGill Peterson	$12,005	$160,500
Moore	$15,650	$215,000
Pruchansky	$16,290	$206,500
Russo	$37,545	$59,960

The Trust does not have a pension or retirement plan for any of its Trustees or officers. The Trust participates in the John Hancock Deferred Compensation Plan for Independent Trustees (the “Plan”). Under the Plan, an Independent Trustee may elect to have his or her deferred fees invested in shares of one or more funds in the John Hancock Fund Complex and the amount paid to the Independent Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate the Trust to retain the services of any Trustee or obligate the Trust to pay any particular level of compensation to the Trustee. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. As of December 31, 2008, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Cunningham was $155,441; Mr. Ladner was $71,250; Ms. McGill Peterson was $112,504; Dr. Moore was $209,776; and Mr. Pruchansky was $255,930 under the Plan.

Trustee Ownership of Shares of the Fund

The table below sets forth the dollar range of the value of the shares of the Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen or to be overseen by a Trustee, owned beneficially by each Trustee as of December 31, 2008. The current value of the Fund that the participating Independent Trustees have selected under the Plan is included in this table. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key:

A-$0
B -$1 up to and including $10,000
C -$10,001 up to and including $50,000
D -$50,001 up to and including $100,000
E -$100,001 or more

McGill
Fund/Trustee	Boyle	Carlin	Cunningham	Jackson	Ladner	Martin	Peterson	Moore	Pruchansky	Russo	Vrysen

Disciplined	A	A	A	A	A	A	B	A	A	A	A
Value
John Hancock	E	E	E	B	E	C	E	E	E	C	E
Fund
Complex

All of the Trust’s officers listed are officers or employees of the Adviser or its affiliates. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

INVESTMENT ADVISORY AND OTHER SERVICES

The following replaces the narrative disclosure in this section concerning the Fund’s investment advisory agreement with the Adviser, but does not amend any disclosure concerning the Fund’s subadvisory arrangements.

Advisory Agreement. The Adviser is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The ultimate parent of the Adviser is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company (the “Life Company”) and its subsidiaries, collectively known as Manulife Financial. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Fund has entered into an investment management contract (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser provides investment advisory services to the Fund. Prior to May 5, 2009, the Adviser was responsible for performing various non-advisory services for the Fund. On May 5, 2009, the Fund’s shareholders approved revisions to the Advisory Agreement that eliminated coverage of all non-advisory services from the Advisory Agreement. Such services are now provided under a Service Agreement, as discussed below.

As compensation for its advisory services under the Advisory Agreement, the Adviser receives a fee from the Trust computed separately for the Fund. The amount of the advisory fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. On May 5, 2009, the shareholders also approved revisions to the Advisory Agreement to clarify that advisory fees payable by the Fund are accrued and paid on a daily basis. Prior to the approval of the revised Advisory Agreement, advisory fees had been accrued and paid to the Adviser on a daily basis. This amendment was intended to make this practice explicit in the Advisory Agreement. This amendment did not change the annual advisory fee rates payable by the Fund. Had this provision been a part of the Advisory Agreement from the outset, the Fund would have paid the same amount of advisory fees.

Pursuant to the Advisory Agreement, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Fund. The Adviser monitors the subadviser’s management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, and reviews the performance of the subadviser and reports periodically on such performance to the Board.

The Fund bears all the costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, Prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund’s plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees’ and shareholders’ meetings; trade association memberships (as explicitly approved by the Trustees); insurance premiums; and any extraordinary expenses.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Agreement.

Under the Advisory Agreement, the Fund may use the name “John Hancock” or any name derived from or similar to it only for so long as the Agreement or any extension, renewal or amendment thereof remains in effect. If the Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name “John Hancock” or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

Service Agreement. Effective as of May 5, 2009, the Board approved a new Service Agreement with JHIMS to provide the Non-Advisory Services that had been included in the Advisory Agreement prior to its revision (which was approved by the Fund’s shareholders on May 5, 2009). These Non-Advisory Services include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, SEC filings, graphic design, and other services that are not investment advisory in nature. JHIMS will be reimbursed for its costs in providing Non-Advisory Services to the Fund.

JHIMS is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by JHIMS in the performance of its duties or from reckless disregard by John Hancock of its obligations under the Agreement.

The Service Agreement has an initial term of two years, and may continue thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Trust, on behalf of the Fund, or JHIMS may terminate the Agreement at any time without penalty on 60 days’

written notice to the other party. The Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.

DESCRIPTION OF FUND SHARES

The following supplements the disclosure in this section of the SAI and is added after the end of the eighth paragraph.

The Trust’s Declaration of Trust also provides that the Board may approve the merger of the Fund (or other series of the Trust) with an affiliated mutual fund without shareholder approval, in accordance with the 1940 Act. This provision will permit mergers of affiliated funds without shareholder approval in certain circumstances to reduce the incurring the expense of soliciting proxies when a combination does not raise significant issues for shareholders. For example, this provision would permit the combination of two small funds having the same portfolio managers, the same investment objectives and the same fee structure in order to achieve economies of scale and thereby reduce fund expenses borne by shareholders. Such a merger will still require each fund’s board (including a majority of the independent trustees) to determine that the merger is in the best interests of the combining funds and will not dilute the interest of existing shareholders. The Trustees will evaluate any and all information reasonably necessary to make their determination and consider and give appropriate weight to all pertinent factors in fulfilling the overall duty of care owed to shareholders.

Shareholders of an acquired fund will still be required to approve a combination that would result in a change in a fundamental investment policy, a material change to the terms of an advisory agreement, the institution of or an increase in Rule 12b-1 fees or when the board of the surviving fund does not have a majority of independent trustees who were elected by its shareholders. Under Massachusetts law, shareholder approval is not required for fund mergers, consolidation or sales of assets. Shareholder approval nevertheless will be obtained for combinations of affiliated funds when required by the 1940 Act. Shareholder approval will also be obtained for combinations with unaffiliated funds when deemed appropriate by the Trustees.